SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2009, IBERIABANK Corporation (the “Company”) announced that Michael J. Brown had been appointed Vice Chairman and Chief Operating Officer of the Company and each of its financial institution subsidiaries. Mr. Brown will receive an annual base salary of $400,000. A copy of the press release was attached as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 28, 2009, and is incorporated by reference herein.

Mr. Brown, age 46, has served as Senior Executive Vice President of the Company and its financial institution subsidiaries since 2001.

On September 17, 2009, the Company also announced that Jefferson G. Parker, age 57, had been employed as Vice Chairman and Manager of Brokerage, Trust and Wealth Management. A copy of the press release was attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 18, 2009, and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1	Press Release dated September 17, 2009, announcing employment of Jefferson G. Parker as Vice Chairman and Manager of Brokerage, Trust and Wealth Management. Incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 18, 2009.

Exhibit 99.2	Press Release dated September 17, 2009, announcing appointment of Michael J. Brown as Vice Chairman and Chief Operating Officer. Incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: September 21, 2009	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release dated September 17, 2009, announcing employment of Jefferson G. Parker as Vice Chairman and Manager of Brokerage, Trust and Wealth Management. Incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 18, 2009.

99.2	Press Release dated September 17, 2009, announcing appointment of Michael J. Brown as Vice Chairman and Chief Operating Officer. Incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed on September 18, 2009.